                            4% CONVERTIBLE DEBENTURE

     NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION
     HEREOF HAVE BEEN  REGISTERED  WITH THE UNITED STATES  SECURITIES AND
     EXCHANGE  COMMISSION  OR THE  SECURITIES  COMMISSION OF ANY STATE OR
     UNDER THE  SECURITIES  ACT OF 1933,  AS  AMENDED  (THE  "ACT").  THE
     SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR
     TRANSFERRED  EXCEPT  AS  PERMITTED  UNDER  THE  ACT  PURSUANT  TO AN
     EFFECTIVE   REGISTRATION   STATEMENT  OR  AN  EXEMPTION   FROM  SUCH
     REGISTRATION REQUIREMENTS.

No. S-1                                                               US $50,000

                               Famous Fixins, Inc.

                   4% CONVERTIBLE DEBENTURE DUE JULY 30, 2003

         THIS  DEBENTURE  is  issued  by  Famous  Fixins,  Inc.,  a  corporation organized and existing  under the laws of the State of New York (the  "Company")
and is designated as its 4% Convertible Debenture Due July 30, 2003.

         FOR VALUE RECEIVED,  the Company  promises to pay to Alpha Capital A.G.
or permitted assigns (the "Holder"), the principal sum of Fifty Thousand Dollars and 00/100 (US $50,000)  Dollars on July 30, 2003 (the  "Maturity  Date") and to
pay interest on the principal sum outstanding from time to time semi-annually in arrears at the rate of 4% per annum accruing from the date of initial  issuance.
Accrual of interest  shall commence on the first business day to occur after the date of initial issuance and continue until payment in full of the principal sum has been made or duly provided for.  Semi-annual  interest payments shall be due and payable on December 1 and June 1 of each year,  commencing  with December 1,
2002. If any interest payment date or the Maturity Date is not a business day in the State of New York,  then such payment  shall be made on the next  succeeding business  day. The Company will pay the principal of, and any accrued but unpaid interest due upon this Debenture on the Maturity Date, by check or wire transfer to the person who is the registered holder of this Debenture as of the tenth day prior to the  Maturity  Date and  addressed  to such holder at the last  address appearing on the Debenture Register. The forwarding of such check or money order shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this  Debenture to the extent of the sum represented by such check or wire transfer plus any amounts so deducted.

         This Debenture is subject to the following additional provisions:

         1. The  Company  shall be entitled  to  withhold  from all  payments of interest  on this  Debenture  any  amounts  required  to be  withheld  under the applicable  provisions of the United States income tax laws or other  applicable laws at the time of such  payments,  and Holder  shall  execute  and deliver all required documentation in connection therewith.

         2. This Debenture has been issued subject to investment representations of the original  purchaser  hereof and may be  transferred  or exchanged only in compliance  with the Securities  Act of 1933, as amended (the "Act"),  and other applicable  state and foreign  securities laws. The Holder shall deliver written notice to the Company of any proposed  transfer of this Debenture.  In the event of any proposed  transfer of this Debenture,  the Company may require,  prior to issuance of a new  Debenture in the name of such other  person,  that it receive reasonable transfer documentation  including legal opinions that the issuance of the  Debenture in such other name does not and will not cause a violation of the
Act or any applicable state or foreign securities laws. Prior to due presentment for  transfer  of this  Debenture,  the Company and any agent of the Company may treat  the  person  in whose  name  this  Debenture  is duly  registered  on the
Company's  Debenture  Register as the owner  hereof for the purpose of receiving payment  as herein  provided  and for all other  purposes,  whether  or not this
Debenture  be  overdue,  and  neither  the  Company  nor any such agent shall be affected by notice to the contrary.  This  Debenture  shall have the same rights and privileges,  including registration rights, accorded the debentures executed and  delivered  pursuant to the  Convertible  Debenture  and  Warrants  Purchase
Agreement  dated as of October  27, 2000  between  the Company and the  original
Holder (the  "Purchase  Agreement").  Capitalized  terms used and not  otherwise defined  herein shall have the meanings set forth for such terms in the Purchase
Agreement.

         3. Provided that (i) a  registration  statement  registering  shares of
Common Stock issuable pursuant to the Equity Line (the "Equity Line Registration
Statement")  is not  effective  on the  Maturity  Date,  or (ii) the Equity Line
Registration  Statement  is  effective  and the  Company  does not draw down the maximum amount permitted pursuant to the Equity Line during each month after the date the Equity Line  Registration  Statement is declared  effective by the SEC, the Holder of this Debenture is entitled,  at its option, to convert at any time commencing on or after the Maturity Date, the principal amount of this Debenture or any portion thereof,  plus, at the Holder's election,  any accrued and unpaid interest,  into shares of Common Stock of the Company ("Conversion Shares") at a
conversion  price for each share of Common Stock  ("Conversion  Price") equal to the lesser of (i) $0.05  (the "Set  Price")  (subject  to  adjustment  for stock splits and the like), and (ii) 85% of the average of the five (5) lowest closing bid prices of the Common Stock during the twenty-two (22) Trading Days preceding the  applicable  Conversion  Date (as reported by Bloomberg  L.P.)(and,  at each
Investor's  option, if not listed on the Principal Market, on the pink sheets or any other  trading  market).  If, upon any  conversion  of this  Debenture,  the
Company's  issuance of  Conversion  Shares would cause it to violate any listing requirement of the Principal  Market,  then in lieu of such stock issuance,  the
Company shall pay the Holder cash in an amount equal to the closing price of the
Common Stock on the  Conversion  Date  multiplied  by the number of shares which would otherwise have been issuable upon such conversion within five (5) calendar days.  Additionally,  except for sales of its  securities  (i)  pursuant  to the exercise  of options  granted or to be granted  under an employee  benefit  plan which plan has been approved by the Company's stockholders, (ii) pursuant to any compensatory  plan  for a  full-time  employee  or key  consultant,  or (iii) in connection  with a strategic  partnership  or other  business  transaction,  the principal  purpose of which is not simply to raise  money,  if during the period beginning  on the date hereof and ending when the Holder no longer  holds any of the  principal  amount of this  Debenture or any accrued but unpaid  interest of this Debenture  (the "MFN  Period"),  the Company sells any shares of its Common
Stock at a per share selling  price ("Per Share  Selling  Price") lower than the
Set Price per share, then the Set Price shall be adjusted downward to equal such lower Per Share Selling Price.  The Company shall give to each Investor  written notice of any such sale within 24 hours of the closing of any such sale.

         (a) For the  purpose of this  Section  3, the term "Per  Share  Selling
Price" shall mean the amount  actually  paid by third  parties for each share of
Common  Stock.  A sale of shares  of  Common  Stock  shall  include  the sale or issuance of rights,  options,  warrants or convertible  securities  ("derivative securities")  under which the Company is or may become obligated to issue shares of Common  Stock,  and in such  circumstances  the sale of Common Stock shall be deemed to have occurred at the time of the issuance of the derivative securities and the Per Share Selling  Price of the Common Stock covered  thereby shall also
include  the  exercise  or   conversion   price  thereof  (in  addition  to  the
consideration  per underlying share of Common Stock received by the Company upon such sale or issuance of the derivative security).  In case of any such security issued  within  the MFN  Period  in a  "Variable  Rate  Transaction"  or an "MFN
Transaction"  (each as defined  below),  the Per Share  Selling  Price  shall be deemed to be the lowest  conversion or exercise  price at which such  securities are  converted or exercised in the case of a Variable Rate  Transaction,  or the lowest adjustment price in the case of an MFN Transaction.  If shares are issued for a  consideration  other than cash,  the per share selling price shall be the fair value of such  consideration  as  determined  in good faith by the Board of
Directors of the Company.

         (b)  For  the  purpose  of  Section  3(a),   the  term  "Variable  Rate
Transaction"  shall mean a transaction  in which the Company issues or sells (a)
any  debt or  equity  securities  that are  convertible  into,  exchangeable  or exercisable  for,  or include the right to receive  additional  shares of Common
Stock either (x) at a conversion,  exercise or exchange rate or other price that is based upon and/or  varies with the trading  prices of or  quotations  for the
Common  Stock at any time  after  the  initial  issuance  of such debt or equity securities,  or (y) with a fixed conversion,  exercise or exchange price that is subject to being reset at some  future  date after the initial  issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly  related to the business of the Company or the market for the Common Stock (but excluding standard stock split anti-dilution  provisions), or (b) any  securities  of the Company  pursuant to an "equity  line"  structure which  provides for the sale,  from time to time,  of  securities of the Company which are registered for resale pursuant to the Securities Act.

         (c) For the purposes of Section 4(a), the term "MFN Transaction"  shall mean a  transaction  in which the Company  issues or sells any  securities  in a capital  raising  transaction  or  series  of  related  transactions  (the  "New
Offering") which grants to an investor (the "New Investor") the right to receive additional  shares based upon future  transactions  of the Company on terms more favorable than those granted to the New Investor in the New Offering.

         (d) In case of any stock split or reverse stock split,  stock dividend, reclassification of the common stock, recapitalization, merger or consolidation, or like  capital  adjustment  affecting  the Common  Stock of the  Company,  the provisions  of this  Section  3  shall  be  applied  in a  fair,  equitable  and reasonable  manner so as to give  effect,  as nearly as may be, to the  purposes hereof.

         4. The rate of interest on this  Debenture  shall be four percent (4%), per annum,  on the  outstanding  principal  until paid or converted.  The Holder shall have the right to cause the Company to issue  Common Stock in exchange for interest otherwise payable in cash pursuant to this Debenture.  The exact number of shares of Common Stock into which such interest payment is convertible  shall be based on the average of the five (5) lowest  closing bid prices of the Common
Stock over the twenty-two  (22) Trading Days  immediately  prior to the interest payment date.

         5. At the election of the Holder,  the Company  shall use (i) up to 50%
of the net proceeds  received  pursuant to (A) the equity line of credit type of financing  arranged by Union Atlantic,  L.C., and (B) any other equity financing permitted  pursuant  to the  exceptions  to the  general  prohibition  on future financing in Section 6.9 of the Purchase Agreement, and (ii) all of the proceeds received  pursuant to any equity  financing  entered  into in  violation  of the general prohibition on future financing in Section 6.9 of the Purchase Agreement
(each a "Subsequent Sale") to redeem this Debenture, plus all accrued but unpaid interest and the applicable Payment Premium. The Payment Premium shall be 30% of the  outstanding  principal  balance plus any accrued but unpaid  interest.  The
Company  shall give the Holder at least five (5) Trading  Days'  notice prior to the closing date of a Subsequent  Sale (each a "Subsequent  Sale Closing  Date")
and the Holder shall give the Company one (1) Trading  Day's notice prior to any such  Subsequent  Sale  Closing Date that this  Debenture or any portion  hereof shall be redeemed  pursuant to this Section.  The Company shall make  redemption payments to the Holder on such  Subsequent Sale Closing Date out of the proceeds of any such Subsequent Sale.

         6. Intentionally omitted.

         7. On the Maturity  Date, the Company will pay 105% of the principal of and any accrued but unpaid  interest due upon this  Debenture,  less any amounts required by law to be deducted,  to the registered  holder of this Debenture and addressed  to  such  holder  at the  last  address  appearing  on the  debenture register. If the Company is unable to pay the Holder such amount on the Maturity
Date and if the  Company is able to make a draw down  pursuant to an equity line of credit arrangement,  the Company shall immediately  exercise draw downs under such equity line  arrangement  for the maximum amount  allowed  pursuant to such arrangement  for the purpose of paying all amounts  owed to the Holder until the
Company has paid all such amounts in full. The Company shall not be permitted to pay the  outstanding  principal of this  Debenture  prior to the  Maturity  Date without the express written consent of the Holder.

         8. (a) Conversion  shall be effectuated by surrendering  this Debenture to the Company (if such  Conversion  will  convert  all  outstanding  principal)
together with the form of conversion  notice  attached  hereto as Exhibit A (the
"Notice of  Conversion"),  executed by the Holder of this  Debenture  evidencing such  Holder's  intention to convert this  Debenture or a specified  portion (as above provided) hereof, and accompanied,  if required by the Company,  by proper assignment  hereof in  blank.  Interest  accrued  or  accruing  from the date of issuance to the date of conversion shall be paid as set forth above. No fraction of a share or  scrip  representing  a  fraction  of a share  will be  issued  on conversion,  but the number of shares  issuable  shall be rounded to the nearest whole share.  The date on which Notice of Conversion  is given (the  "Conversion
Date")  shall be deemed to be the date on which the  Holder  faxes the Notice of
Conversion  duly  executed to the Company.  Facsimile  delivery of the Notice of
Conversion  shall be accepted by the Company at facsimile  number (650) 343-2506
Attn.: Michael Rudolph.  Certificates  representing Common Stock upon conversion will be delivered to the Holder  within three (3) Trading Days from the date the
Notice of  Conversion  is  delivered  to the  Company.  Delivery  of shares upon conversion shall be made to the address specified by the Holder in the Notice of
Conversion.

         (b) The Company  understands  that a delay in the issuance of shares of
Common  Stock upon a  conversion  pursuant to Section 3 herein  beyond three (3)
Trading Days could result in economic loss to the Holder. As compensation to the
Holder for such loss,  the Company agrees to pay late payments to the Holder for late issuance of shares of Common Stock upon  conversion in accordance  with the following  schedule  (where "No.  Trading Days Late" is defined as the number of
Trading  Days  beyond  three  (3)  Trading  Days  from the date  the  Notice  of
Conversion is delivered to the Company).

---------------------------------- --------------------------------------
     No. Trading Days Late                 Late Payment for Each
                                         $5,000 of Principal Amount
                                              Being Converted
---------------------------------- --------------------------------------
---------------------------------- --------------------------------------
               1                                    $100
---------------------------------- --------------------------------------
---------------------------------- --------------------------------------
               2                                    $200
---------------------------------- --------------------------------------
---------------------------------- --------------------------------------
               3                                    $300
---------------------------------- --------------------------------------
---------------------------------- --------------------------------------
               4                                    $400
---------------------------------- --------------------------------------
---------------------------------- --------------------------------------
               5                                    $500
---------------------------------- --------------------------------------
---------------------------------- --------------------------------------
               6                                    $600
---------------------------------- --------------------------------------
---------------------------------- --------------------------------------
               7                                    $700
---------------------------------- --------------------------------------
---------------------------------- --------------------------------------
               8                                    $800
---------------------------------- --------------------------------------
---------------------------------- --------------------------------------
               9                                    $900
---------------------------------- --------------------------------------
---------------------------------- --------------------------------------
              10                                   $1,000
---------------------------------- --------------------------------------
---------------------------------- --------------------------------------
         More than 10                $1,000 +$200 for each Trading Day
                                        Late beyond 10 Trading Days
---------------------------------- --------------------------------------
---------------------------------- --------------------------------------

---------------------------------- --------------------------------------

         The Company shall pay any payments  incurred  under this Paragraph 8(b)
in immediately available funds upon demand.  Nothing herein shall limit Holder's right to pursue  injunctive  relief  and/or  actual  damages  for the  Company's
failure  to  issue  and  deliver  Common  to  the  holder,  including,   without
limitation,  the Holder's  actual  losses  occasioned  by any "buy-in" of Common
Stock necessitated by such late delivery.  Furthermore, in addition to any other remedies  which may be  available  to the Holder,  in the event that the Company fails for any reason to effect  delivery of such shares of Common  Stock  within three (3) Trading  Days from the date the Notice of  Conversion  is delivered to the  Company,  the Holder  will be  entitled  to revoke the  relevant  Notice of
Conversion by  delivering a notice to such effect to the Company,  whereupon the
Company  and the Holder  shall each be restored  to their  respective  positions immediately prior to delivery of such Notice of Conversion, and in such event no late payments shall be due in connection with such withdrawn conversion.

         (c) In the event the Holder  shall elect to convert  this  Debenture or any part hereof,  the Company may not refuse  conversion based on any claim that the Holder or any one  associated or affiliated  with the Holder,  including but not limited to a Company  stockholder who is not and has never been an affiliate
(as  defined  in Rule 405  under the  Securities  Act) of the  Holder,  has been engaged in any violation of law, or for any other  reason,  unless an injunction from a court, on notice,  restraining and/or enjoining conversion of all or part of this  Debenture  shall have been  sought and  obtained by the Company and the
Company posts a surety bond for the benefit of such  Subscriber in the amount of
150% of the principal amount outstanding of this Debenture,  which is subject to the  injunction,  which  bond shall  remain in effect  until the  completion  of arbitration/litigation of the dispute and the proceeds of which shall be payable to the Holder to the extent it obtains judgment,  within three (3) business days of such judgement.  Under the  circumstances  set forth above, the Company shall indemnify and hold harmless the holder and be responsible for the payment of all costs and  expenses  of the  Holder,  including  its  reasonable  legal fees and expenses,  as and when  incurred in  disputing  any such action or pursuing  its rights hereunder (in addition to any other rights of the Holder).

         9. No provision of this Debenture  shall alter or impair the obligation of the Company,  which is absolute and  unconditional,  to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency or shares of Common Stock herein prescribed. This Debenture is a direct obligation of the Company.

         10. No recourse  shall be had for the payment of the  principal  of, or the interest on, this Debenture,  or for any claim based hereon, or otherwise in respect hereof,  against any  incorporator,  shareholder,  employee,  officer or director,  as such,  past,  present or future,  of the Company or any  successor corporation,  whether by virtue of any constitution,  statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance  hereof and as part of the  consideration for the issue hereof, expressly waived and released.

         11. In case of any (1) merger or  consolidation  of the Company with or into  another  Person,  or (2) sale by the Company of more than  one-half of the assets  of the  Company  (on an as valued  basis) in one or a series of  related transactions,  the Holder shall have the right to (A) deem such an occurrence an
Event of Default and exercise its rights of prepayment  pursuant to Paragraph 14 herein,  (B) convert  its  aggregate  principal  amount of this  Debenture  then outstanding into (i) shares of Common Stock of the Company pursuant to Section 3 herein, (ii) shares of stock and other securities,  cash and property receivable upon or deemed to be held by  holders of Common  Stock  following  such  merger, consolidation  or sale,  and the  Holder  shall be  entitled  upon such event or series of related events to receive such amount of securities, cash and property as the shares of Common Stock into which such aggregate principal amount of this
Debenture  could  have  been  converted   immediately   prior  to  such  merger,
consolidation or sales would have been entitled,  or (C) in the case of a merger or  consolidation,  (x)  require  the  surviving  entity  to  issue  convertible debentures with such aggregate stated value or in such face amount,  as the case may be, equal to the aggregate  principal  amount of this Debenture then held by the  Holder,  plus all  accrued  and unpaid  interest  and other  amounts  owing thereon,  which newly issued  debentures  shall have terms identical  (including with respect to conversion) to the terms of this Debenture and shall be entitled to all of the rights and  privileges  of the Holder of this  Debenture set forth
herein  and  the  agreements   pursuant  to  which  this  Debenture  was  issued
(including,  without  limitation,  as such  rights  relate  to the  acquisition, transferability,  registration  and  listing  of  such  shares  of  stock  other securities  issuable upon conversion  thereof),  and (y) simultaneously with the issuance of such  convertible  debentures,  shall have the right to convert such instrument  only into shares of stock and other  securities,  cash and  property receivable  upon or deemed to be held by holders of Common Stock  following such merger  or  consolidation.  In the case of  clause  (C),  the  conversion  price applicable for the newly  convertible  debentures shall be based upon the amount of  securities,  cash and property that each share of Common Stock would receive in such transaction and the Conversion Price in effect  immediately prior to the effectiveness  or  closing  date for  such  transaction.  The  terms of any such merger, sale or consolidation shall include such terms so as to continue to give the Holder the right to receive the  securities,  cash and property set forth in this  Paragraph upon any  conversion or redemption  following  such event.  This
Paragraph shall similarly apply to successive such events.

         12. The Holder of the Debenture, by acceptance hereof, agrees that this
Debenture is being  acquired for investment and that such Holder will not offer, sell or  otherwise  dispose  of this  Debenture  or the  Shares of Common  Stock issuable  upon  conversion  thereof  except under  circumstances  which will not result in a  violation  of the Act or any  applicable  state Blue Sky or foreign laws or similar laws relating to the sale of securities.

         13. This  Debenture  shall be governed by and  construed in  accordance with the laws of the  State of New York.  Each of the  parties  consents  to the jurisdiction  of the federal  courts whose  districts  encompass any part of the
City of New York or the state  courts of the  State of New York  sitting  in the
City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection,  including any  objection  based on  forum  non  conveniens,  to the  bringing  of any such proceeding in such jurisdictions.

         14. The following shall constitute an "Event of Default":

         a.       The  Company  shall  default in the  payment of  principal  or interest  on this  Debenture  and same  shall  continue  for a period of three (3) Trading Days; or

         b.       Any of the material  representations or warranties made by the
                  Company herein,  in the Purchase  Agreement,  the Registration
                  Rights  Agreement,   or  in  any  agreement,   certificate  or
                  financial statements  heretofore or hereafter furnished by the
                  Company in connection  with the execution and delivery of this
                  Debenture  or  the  Purchase   Agreement  shall  be  false  or
                  misleading in any material respect at the time made; or

         c.       The  Company  fails to issue  shares  of  Common  Stock to the
                  Holder  or to cause  its  Transfer  Agent to issue  shares  of
                  Common  Stock  upon  proper  exercise  by  the  Holder  of the conversion  rights of the Holder in accordance  with the terms of this Debenture,  fails to transfer or to cause its Transfer
                  Agent to transfer any  certificate  for shares of Common Stock issued to the Holder upon  conversion of this Debenture as and when  required by this  Debenture or the  Registration  Rights
                  Agreement,  and such transfer is otherwise lawful, or fails to remove any  restrictive  legend or to cause its Transfer Agent to  transfer  any  certificate  or any shares of Common  Stock issued to the Holder upon  conversion of this Debenture as and when required by this Debenture, the Purchase Agreement or the
                  Registration  Rights  Agreement  and such  legend  removal  is otherwise lawful,  and any such failure shall continue uncured for five (5) business days; or

         d.       The Company shall fail to perform or observe,  in any material respect,  any  other  covenant,  term,  provision,  condition, agreement  or  obligation  of the Company  under the  Purchase
                  Agreement, the Registration Rights Agreement or this Debenture and such failure shall continue uncured for a period of thirty
                  (30)  days  after  written  notice  from  the  Holder  of such failure; or

         e.       The Company  shall (1) admit in writing its  inability  to pay its debts generally as they mature; (2) make an assignment for the  benefit of  creditors  or  commence  proceedings  for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

         f.       A trustee,  liquidator or receiver  shall be appointed for the
                  Company or for a substantial  part of its property or business without its consent and shall not be  discharged  within sixty
                  (60) days after such appointment; or

         g.       Any governmental agency or any court of competent jurisdiction at  the  instance  of any  governmental  agency  shall  assume custody or control of the whole or any substantial  portion of the  properties  or  assets  of the  Company  and shall not be dismissed within sixty (60) days thereafter; or

         h.       Any money judgment, writ or warrant of attachment,  or similar process in excess of One Hundred Thousand  ($100,000)  Dollars in the aggregate shall be entered or filed against the Company or any of its  properties  or other  assets  and shall  remain unpaid, unvacated,  unbonded or unstayed for a period of sixty
                  (60) days or in any event  later  than five (5) days  prior to the date of any proposed sale thereunder; or

         i.       Bankruptcy,   reorganization,    insolvency   or   liquidation
                  proceedings  or  other   proceedings   for  relief  under  any
                  bankruptcy  law or any law for the relief of debtors  shall be instituted  by or  against  the  Company  and,  if  instituted against the Company,  shall not be dismissed within sixty (60)
                  days after such institution or the Company shall by any action or answer  approve of,  consent to, or  acquiesce  in any such proceedings or admit the material  allegations  of, or default in answering a petition filed in any such proceeding;

         j.       The  Registration  Statement is not declared  effective by the
                  Commission  within  one  hundred  eighty  (180)  days from the
                  Closing Date;

         k.       Upon a properly  noticed  Notice of  Conversion,  the  Company fails to  deliver  Conversion  Shares  free of a legend,  when lawful to do so,  within  10  Trading  Days of such  Notice of
                  Conversion; and

         l.       The Company shall have its Common Stock  suspended or delisted from  trading on a Principal  Market for in excess of five (5)
                  Trading Days.

Then, or at any time  thereafter,  and in each and every such case,  unless such
Event of Default  shall have been waived in writing by the Holder  (which waiver shall not be deemed to be a waiver of any  subsequent  default) at the option of the Holder and in the Holder's  sole  discretion,  the Holder may consider  this
Debenture immediately due and payable,  without presentment,  demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding,  and the  Holder  may  immediately  enforce  any and all of the  Holder's  rights and remedies  provided  herein or any other rights or remedies  afforded by law.

         15.  Nothing   contained  in  this  Debenture  shall  be  construed  as
conferring  upon the  Holder  the right to vote or to  receive  dividends  or to consent  or  receive  notice as a  shareholder  in  respect  of any  meeting  of shareholders  or any rights  whatsoever as a shareholder of the Company,  unless and to the extent converted in accordance with the terms hereof.

         16. In no event shall the Holder be permitted to convert this Debenture for shares of Common Stock to the extent that (x) the number of shares of Common
Stock  beneficially  owned by such Holder  (other  than  shares of Common  Stock issuable  upon  conversion of this  Debenture)  plus (y) the number of shares of
Common Stock issuable upon  conversion of this  Debenture,  would be equal to or exceed 9.9% of the number of shares of Common Stock then issued and outstanding, including  shares issuable upon conversion of this Debenture held by such Holder after  application  of this Paragraph 16. As used herein,  beneficial  ownership shall be determined in accordance with Section 13(d) of the Securities  Exchange
Act of 1934, as amended, and the rules and regulations thereunder. To the extent that the limitation contained in this Paragraph 16 applies, the determination of whether this Debenture is convertible (in relation to other  securities owned by the Holder) and of which a portion of this Debenture is convertible  shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder's  determination  of whether this Debenture is convertible (in relation to other  securities owned by such holder) and of which portion of this Debenture is convertible, in each case subject to such aggregate percentage  limitation,  and the Company  shall have no  obligation to verify or confirm the accuracy of such  determination.  Nothing  contained herein shall be deemed to restrict the right of a holder to convert this  Debenture  into shares of Common Stock at such time as such  conversion will not violate the provisions of this  Paragraph 16. The  provisions of this Paragraph 16 may be waived by the
Holder of this Debenture  upon, at the election of the Holder,  not less than 75 days' prior notice to the Company, and the provisions of this Paragraph 16 shall continue to apply until such 75th day (or such later date as may be specified in such notice of waiver).  No  conversion  of this  Debenture in violation of this
Paragraph 16 but otherwise in accordance  with this  Debenture  shall affect the status of the Common  Stock  issued  upon such  conversion  as  validly  issued, fully-paid and nonassessable.  If instead of receiving cash on the Maturity Date the Holder  instead  exercises its right to convert this  Debenture  into Common
Stock  pursuant to  Paragraph 3 by delivery of a Notice of  Conversion  prior to receipt of payment,  and such conversion  would cause the limit contained in the first  sentence of this  Paragraph 16 to be exceeded,  such  conversion  of this
Debenture shall occur up to such limit and the remaining  unconverted portion of this Debenture  shall be converted into Common Stock (1) in accordance  with one or more Notices of  Conversion  delivered by the Holder or (2) 65 days after the
Maturity Date, whichever is earlier.  Notwithstanding  anything contained herein to the  contrary,  no interest  shall accrue after the Maturity Date on any such unconverted portion of this Debenture.

         IN WITNESS  WHEREOF,  the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: July 30, 2002

                              Famous Fixins, Inc.

                              By:______________________________________
                                       Name:
                                       Title:

Attest:

-----------------------

                                    EXHIBIT A

                              NOTICE OF CONVERSION

   (To be Executed by the Registered Holder in order to Convert the Debenture)

         The undersigned hereby irrevocably elects to convert $ ________________
of the  principal  amount of the above  Debenture  No. ___ into Shares of Common
Stock of Famous Fixins, Inc. (the "Company") according to the conditions hereof, as of the date written below.

Date of Conversion* ____________________________________________________________

Conversion Price * ____________________________________________________

Accrued Interest________________________________________________________________

Signature_____________________________________________________________________
                                                [Name]

Address:______________________________________________________________________

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*If such conversion represents the remaining principal balance of the Debenture, the original Debenture must accompany this notice within three Trading Days.